Certain confidential information contained in this document, marked by “[***]”, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed
EXECUTION VERSION

LOANDEPOT GMSR MASTER TRUST,

as Issuer

and

CITIBANK, N.A.,

as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary

and

LOANDEPOT.COM, LLC,

as Servicer and as Administrator

and

NOMURA CORPORATE FUNDING AMERICAS, LLC,

as Administrative Agent

__________

AMENDED AND RESTATED SERIES 2021-SAVF1 INDENTURE SUPPLEMENT

Dated as of January 25, 2024

To

THIRD AMENDED AND RESTATED BASE INDENTURE

Dated as of January 25, 2024

MSR COLLATERALIZED NOTES,
SERIES 2021-SAVF1
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Table of Contents
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This AMENDED AND RESTATED SERIES 2021-SAVF1 INDENTURE SUPPLEMENT (this “Indenture Supplement”), dated as of January 25, 2024, is made by and among LOANDEPOT GMSR MASTER TRUST, a statutory trust organized under the laws of the State of Delaware, as issuer (the “Issuer”), CITIBANK, N.A., a national banking association, as indenture trustee (the “Indenture Trustee”), as calculation agent (the “Calculation Agent”), as paying agent (the “Paying Agent”) and as securities intermediary (the “Securities Intermediary”), LOANDEPOT.COM, LLC, a limited liability company organized under the laws of the State of Delaware (“loanDepot”), as servicer (the “Servicer”) and as administrator (the “Administrator”), and NOMURA CORPORATE FUNDING AMERICAS, LLC (“NCFA”), a Delaware limited liability company, as Administrative Agent (as defined herein). This Indenture Supplement relates to and is executed pursuant to that certain Third Amended and Restated Base Indenture, dated as of the date hereof, including the schedules and exhibits thereto (as supplemented hereby, and as amended, restated, supplemented or otherwise modified from time to time, the “Base Indenture”), among the Issuer, loanDepot, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, PENTALPHA SURVEILLANCE LLC, a Delaware limited liability company, as credit manager (the “Credit Manager”), NCFA, as Administrative Agent, and the “Administrative Agents” from time to time parties thereto, all the provisions of which are incorporated herein as modified hereby and shall be a part of this Indenture Supplement as if set forth herein in full (the Base Indenture as so supplemented by this Indenture Supplement, collectively referred to as the “Indenture”).
Capitalized terms used and not otherwise defined herein shall have the respective meanings given them in the Base Indenture, and the rules of interpretation set forth in Section 1.2 of the Base Indenture shall apply equally herein.
PRELIMINARY STATEMENT
WHEREAS, to document the terms of the issuance of the Series 2021-SAVF1 Notes pursuant to the Base Indenture, which provides for the issuance of Notes in multiple series from time to time, the parties entered into that certain Series 2021-SAVF1 Indenture Supplement, dated as of November 15, 2021 (as amended by Omnibus Amendment No. 1, dated as of February 10, 2022, and as further amended by Omnibus Amendment No. 2, dated as of April 28, 2023, the “Original Indenture Supplement”), among the Issuer, loanDepot, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary and the Administrative Agent;
WHEREAS, under the Original Indenture Supplement, the Issuer previously authorized the issuance of a Series of Variable Funding Notes, the Series 2021-SAVF1 Notes (as defined below);
WHEREAS, the Original Indenture Supplement is a Transaction Document;

WHEREAS, pursuant to the Notice of Resignation of Administrative Agent, dated as of the date hereof, Atlas Securitized Products, L.P., has resigned as Administrative Agent under the Transaction Documents;
WHEREAS, pursuant to the Notice of Designation of Administrative Agent dated as of the date hereof, NCFA has been appointed as Administrative Agent under the Transaction Documents;
WHEREAS, on the Effective Date, the parties are amending and restating the Original Indenture Supplement, pursuant to this Indenture Supplement to, among other changes, reflect NCFA as the Administrative Agent; and

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WHEREAS, all things necessary to make this Indenture Supplement a valid agreement of the Issuer, in accordance with its terms, have been done.
NOW, THEREFORE, the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Administrator, the Servicer and the Administrative Agent hereby agree, in consideration of the amendments, agreements and other provisions herein contained and of certain other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged by the parties hereto, that the Original Indenture Supplement is hereby amended as follows:
Section 1.Creation of the Series 2021-SAVF1 Notes.
The Series 2021-SAVF1 Notes are known as “loanDepot GMSR Master Trust MSR Collateralized Notes, Series 2021-SAVF1 Notes” (the “Series 2021-SAVF1 Notes”) and were issued pursuant to the Original Indenture Supplement on the Issuance Date. The Series 2021-SAVF1 Notes are not rated and are subordinate to the Series 2017-MBSADV1 Notes, but shall not be subordinated to any other Series of Notes. The Series 2021-SAVF1 Notes were issued in one (1) Class of Variable Funding Notes (Class A-SAVF1) with the Maximum VFN Principal Balance, Stated Maturity Date, Note Interest Rate and other terms as specified in this Indenture Supplement. The Series 2021-SAVF1 Notes are secured by the Trust Estate Granted to the Indenture Trustee pursuant to the Base Indenture. The Indenture Trustee shall hold the Trust Estate as collateral security for the benefit of the Noteholders of the Series 2021-SAVF1 Notes and all other Series of Notes issued under the Base Indenture as described therein. In the event that any term or provision contained herein with respect to the Series 2021-SAVF1 Notes shall conflict with or be inconsistent with any term or provision contained in the Base Indenture, the terms and provisions of this Indenture Supplement shall govern to the extent of such conflict.
Section 2.Defined Terms.
With respect to the Series 2021-SAVF1 Notes and in addition to or in replacement of the definitions set forth in Section 1.1 of the Base Indenture, the following definitions shall be assigned to the defined terms set forth below:
“Adjusted One-Month Term SOFR” means an interest rate per annum equal to (i) the One-Month Term SOFR, plus (ii) the applicable Benchmark Adjustment. The Calculation Agent shall not be responsible for calculating the Adjusted One-Month Term SOFR.
“Administrative Agent” means, for so long as the Series 2021-SAVF1 Notes are Outstanding, pursuant to the provisions of this Indenture Supplement, NCFA, or an Affiliate or successor by merger thereto.
“Advance Rate” means, with respect to the Series 2021-SAVF1 Notes, [***].
“Advance Rate Percentage” means, with respect to any type of Servicing Advance, the applicable “Advance Rate Percentage” set forth in Schedule 1 hereto, which may be updated from time to time with the consent of the Administrative Agent and the Administrator and a copy of such updated Schedule shall be sent to Ginnie Mae by either the Administrative Agent or the Indenture Trustee. The Administrator shall send the updated Schedule to [***] and include in the subject line “For Sending to Ginnie.”
“Advisers Act” has the meaning assigned to such term in Section 3 of this Indenture Supplement.
“Base Indenture” has the meaning assigned to such term in the Preamble.

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“Benchmark” means, with respect to any date of determination, the Adjusted One-Month Term SOFR or, if applicable, a Benchmark Replacement Rate. It is understood that the Benchmark shall be adjusted on a daily basis; provided, that, the Benchmark for the three (3) Business Days prior to the related Payment Date shall be fixed at the Benchmark for the third (3rd) Business Day prior to the related Payment Date.
“Benchmark Adjustment” means, for any day, the spread adjustment for such Interest Accrual Period that has been selected or recommended by the Relevant Governmental Body for the tenor of 1 month. For the avoidance of doubt, the “Benchmark Adjustment” means, for any day, the value as reported on the display designated as “YUS0001M” on Bloomberg, or such other display as may replace “YUS0001M.”
“Benchmark Administration Changes” means, with respect to the Benchmark (including any Benchmark Replacement Rate), any technical, administrative or operational changes (including without limitation changes to the timing and frequency of determining rates and making payments of interest, length of lookback periods, and other administrative matters as may be appropriate, in the sole and good faith discretion of Administrative Agent, to reflect the adoption and implementation of such Benchmark and to permit the administration thereof by Administrative Agent in a manner substantially consistent with market practice (or, if Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such Benchmark exists, in such other manner of administration as Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Transaction Documents).
“Benchmark Replacement Rate” means with respect to any Benchmark Transition Event, the sum of: (i) the alternate benchmark rate that has been selected in the sole and good faith discretion of Administrative Agent, giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated repurchase facilities and (ii) the related Benchmark Administration Changes; provided that, no such Benchmark Replacement Rate as so determined would be less than 0%. In connection with the implementation of a Benchmark Replacement Rate, the Administrative Agent will have the right to make Benchmark Administration Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Benchmark Administration Changes will become effective without any further action or consent of any other party to this Indenture Supplement or any other Transaction Document.
“Benchmark Transition Event” means a determination by Administrative Agent in its sole good faith discretion that, by reason of circumstances affecting the relevant market, (i) adequate and reasonable means do not exist for ascertaining the Benchmark, (ii) the applicable Benchmark is no longer in existence, (iii) continued implementation of the Benchmark is no longer administratively feasible or no significant market practice for the administration of the Benchmark exists, (iv) the Benchmark will not adequately and fairly reflect the cost to Noteholder of purchasing or maintaining the Note (including increases in the balance thereof) or (v) the administrator of the applicable Benchmark or a Relevant Governmental Body having jurisdiction over Noteholder or Administrative Agent has made a public statement identifying a specific date after which the Benchmark shall no longer be made available or used for determining the interest rate of loans or other extensions of credit.
“Benefit Plan Investor” has the meaning assigned to such term in Section 3 of this Indenture Supplement.

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“Class A-SAVF1 Notes” means, the Variable Funding Notes, Class A-SAVF1 Variable Funding Notes, issued hereunder by the Issuer, having an aggregate VFN Principal Balance of no greater than the applicable Maximum VFN Principal Balance.
“CME Term SOFR Administrator” means CME Group Benchmark Administration Limited as administrator of the forward-looking term Secured Overnight Financing Rate (or a successor administrator).
“Corporate Trust Office” means the corporate trust offices of the Indenture Trustee at which at any particular time its corporate trust business with respect to the Issuer shall be administered, which offices at the Issuance Date are located at Citibank, N.A., Agency and Trust, 388 Greenwich Street Trading, New York, NY 10013 Attention: loanDepot GMSR Master Trust, including for Note transfer, exchange or surrender purposes.
“Cumulative Interest Shortfall Amount Rate” means, with respect to the Series 2021-SAVF1 Notes[***].
“Default Supplemental Fee” means for the Series 2021-SAVF1 Notes [***].
“Default Supplemental Fee Rate” means, with respect to the Series 2021-SAVF1 Notes, ([***],
“Early Amortization Events” means, with respect to the Series 2021-SAVF1 Notes, none.
“Eligible Advance Reimbursement Amounts” means any Servicing Advance Reimbursement Amount related to a Servicing Advance that meets each of the criteria specified for such type of Servicing Advance set forth in Schedule 3 hereto, which may be updated from time to time, with the consent of the Administrative Agent and the Administrator.
“Federal Reserve Bank of New York’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source.
“Fiduciary Rule” has the meaning assigned to such term in Section 3 of this Indenture Supplement.
“Indenture” has the meaning assigned to such term in the Preamble.
“Indenture Supplement” has the meaning assigned to such term in the Preamble.
“Ineligible Advance” means any Servicing Advance that (i) is related to a Portfolio Mortgage Loan with any of the designations set forth in Schedule 4 hereto, which may be updated from time to time with the consent of the Administrative Agent and the Administrator or (ii) is identified on the books and records of the Servicer as recoverable from an entity or source other than the related mortgagor or Liquidation Proceeds, FHA Claim Proceeds, USDA Claim Proceeds, PIH Claim Proceeds or VA Claim Proceeds, as applicable.
“Initial Note Balance” means, in the case of the Series 2021-SAVF1 Notes, an amount determined by the Administrative Agent, the Issuer and the Administrator on the Issuance Date, which amount is set forth in an Issuer Certificate delivered to the Indenture Trustee. For the avoidance of doubt, the requirement for minimum bond denominations in Section 6.2 of the Base Indenture shall not apply in the case of the Series 2021-SAVF1 Notes.
“Interest Accrual Period” means, for the Series 2021-SAVF1 Notes and any Payment Date, the period beginning on the immediately preceding Payment Date (or, in the case of the

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first Payment Date, the Issuance Date) and ending on the day immediately preceding the current Payment Date. The Interest Payment Amount for the Series 2021-SAVF1 Notes on any Payment Date shall be determined based on the Interest Day Count Convention.
“Interest Day Count Convention” means with respect to the Series 2021-SAVF1 Notes, the actual number of days in the related Interest Accrual Period divided by 360.
“Issuance Date” means November 15, 2021.
“loanDepot” has the meaning assigned to such term in the Preamble.
“Margin” means, for the Series 2021-SAVF1 Notes, 3.50% per annum.
“Maximum VFN Principal Balance” means, for the Series 2021-SAVF1 Notes, $1,000,000,000, or (i) such other amount, calculated pursuant to a written agreement between the Administrator and the Administrative Agent or (ii) such lesser amount designated by the Administrator in accordance with the terms of the Base Indenture.
“Nonrecoverable Advance” means any Servicing Advance that is determined to be “non-recoverable” from late collections of the Mortgage Loan in respect of which such Servicing Advance was made or from Liquidation Proceeds, FHA Claim Proceeds, USDA Claim Proceeds, PIH Claim Proceeds or VA Claim Proceeds.
“Note Interest Rate” means, for the Series 2021-SAVF1 Notes[***].
“One-Month Term SOFR” means, with respect to each day or any portion thereof (an “Accrual Day”), the rate per annum determined by the Administrative Agent in its sole good faith discretion as the forward-looking one-month term rate based on SOFR, as published by the CME Term SOFR Administrator, two (2) U.S. Governmental Securities Business Days prior to such Accrual Day. Any change in One-Month Term SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to any party.
“Plan Fiduciary” has the meaning assigned such term in Section 3 of this Indenture Supplement.
“Purchaser” means loanDepot in its capacity as “Seller” under the PC Repurchase Agreement, and its successors and permitted assigns under the PC Repurchase Agreement.
“Redeemable Notes” has the meaning assigned to such term in Section 6 of this Indenture Supplement.
“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.
“SA VFN Advance Rate Reduction Event” means the occurrence of any of the events set forth in Schedule 2 hereto, which may be updated from time to time with the consent of the Administrative Agent and the Administrator.
“Series 2021-SAVF1 Notes” has the meaning assigned to such term in Section 1 of this Indenture Supplement.

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“Series 2021-SAVF1 Repurchase Agreement” means the Master Repurchase Agreement, dated as of January 25, 2024, among loanDepot, as seller, NCFA, as buyer, and NCFA, as administrative agent.
“Series Required Noteholders” means, for so long as the Series 2021-SAVF1 Notes are Outstanding, 100% of the Noteholders of the Series 2021-SAVF1 Notes. With respect to the Series 2021-SAVF1 Notes, any Action provided by the Base Indenture or this Indenture Supplement to be given or taken by a Noteholder shall be taken by NCFA, as the buyer of the Series 2021-SAVF1 Notes under the Series 2021-SAVF1 Repurchase Agreement.
“SOFR” means, a rate per annum equal to the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark, (or a successor administrator) on the Federal Reserve Bank of New York’s Website.
“Stated Maturity Date” means, for the Series 2021-SAVF1 Notes, the date on which the Termination Date (as defined in the Series 2021-SAVF1 Repurchase Agreement) occurs, which is subject to extension in accordance with the Series 2021-SAVF1 Repurchase Agreement.
“Transaction Parties” has the meaning assigned to such term in Section 3 of this Indenture Supplement.
“WSFS” means Wilmington Savings Fund Society, FSB (formerly referred to as Christiana Trust).
Section 3.Form of the Series 2021-SAVF1 Notes; Transfer Restrictions; Certain ERISA Considerations.
(a)    The Series 2021-SAVF1 Notes shall only be issued in definitive, fully registered form and the form of the Rule 144A Definitive Note that may be used to evidence the Series 2021-SAVF1 Notes in the circumstances described in Section 5.2(c) of the Base Indenture is attached to the Base Indenture as Exhibit A-2. None of the Series 2021-SAVF1 Notes shall be issued as Regulation S Notes nor shall any Series 2021-SAVF1 Notes be sold in offshore transactions in reliance on Regulation S.
(b)     In addition to any transfer restrictions applicable to the Series 2021-SAVF1 Notes or any interest therein set in the Base Indenture, a purchaser, transferee or holder of the Series 2021-SAVF1 Notes or any interest therein that is a benefit plan investor as defined in 29 C.F.R. Section 2510.3-101, as modified by Section 3(42) of ERISA (a “Benefit Plan Investor”) or a fiduciary purchasing the Series 2021-SAVF1 Notes on behalf of a Benefit Plan Investor (a “Plan Fiduciary”), will be required to represent (or in the case of a Book-Entry Note, will be deemed represent by the acquisition of such Note) that:
(1) the decision to acquire the Series 2021-SAVF1 Notes has been made on an arm’s length basis by the Plan Fiduciary;
(2) none of the Issuer, loanDepot, NCFA or any of their respective affiliates (the “Transaction Parties”), has provided or will provide advice with respect to the acquisition of the Series 2021-SAVF1 Notes by the Benefit Plan Investor, other than to the Plan Fiduciary which is “independent” (within the meaning of Department of Labor Regulations promulgated on April 8, 2016 (81 Fed. Reg. 20,997) (the “Fiduciary Rule”)) of the Transaction Parties;
(3) the Plan Fiduciary either:

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(a) is a bank as defined in Section 202 of the Investment Advisers Act of 1940 (the “Advisers Act”), or similar institution that is regulated and supervised and subject to periodic examination by a State or Federal agency; or
(b) is an insurance carrier which is qualified under the laws of more than one state to perform the services of managing, acquiring or disposing of assets of an “employee benefit plan” as defined in Section 3(3) of ERISA or “plan” described in Section 4975 of the Code; or
(c) is an investment adviser registered under the Advisers Act, or, if not registered as an investment adviser under the Advisers Act by reason of paragraph (1) of Section 203A of the Advisers Act, is registered as an investment adviser under the laws of the state in which it maintains its principal office and place of business; or
(d) is a broker-dealer registered under the 1934 Act; or
(e) has, and at all times that the Benefit Plan Investor is invested in the Series 2021-SAVF1 Notes, will have total assets of at least U.S. $50,000,000 under its management or control (provided that this clause (5) shall not be satisfied if the Plan Fiduciary is either (i) the owner or a relative of the owner of an investing individual retirement account or (ii) a participant or beneficiary of the Benefit Plan Investor investing in or holding the Series 2021-SAVF1 Notes in such capacity);
(4) the Plan Fiduciary is capable of evaluating investment risks independently, both in general and with respect to particular transactions and investment strategies, including the acquisition by the Benefit Plan Investor of the Series 2021-SAVF1 Notes;
(5) the Plan Fiduciary is a “fiduciary” within the meaning of Section 3(21) of ERISA or Section 4975 of the Code, or both, with respect to the Benefit Plan Investor and is responsible for exercising independent judgment in evaluating the Benefit Plan Investor’s acquisition of the Series 2021-SAVF1 Notes;
(6) none of the Transaction Parties has exercised any authority to cause the Benefit Plan Investor to invest in the Series 2021-SAVF1 Notes or to negotiate the terms of the Benefit Plan Investor’s investment in the Series 2021-SAVF1 Notes; and
(7) the Plan Fiduciary acknowledges and agrees that it has been informed by the Transaction Parties:
(a) that none of the Transaction Parties is undertaking to provide impartial investment advice or to give advice in a fiduciary capacity in connection with the Benefit Plan Investor’s acquisition of the Series 2021-SAVF1 Notes; and
(b) of the existence and nature of the Transaction Parties’ financial interests in the Benefit Plan Investor’s acquisition of the Series 2021-SAVF1 Notes.
These representations are intended to comply with 29 C.F.R. Sections 2510.3-21(a) and (c)(1) of the Fiduciary Rule. If these sections of the Fiduciary Rule are revoked, repealed or no longer effective, these representations shall be deemed to be no longer in effect.

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Section 4.Interest Payment Amount.
Prior to the occurrence and continuation of an Event of Default (as defined under the Series 2021-SAVF1 Repurchase Agreement) under the Series 2021-SAVF1 Repurchase Agreement, two (2) Business Days prior to each Payment Date, the Administrator shall report the calculation of the Interest Payment Amount for the Interest Accrual Period preceding such Payment Date to the Calculation Agent for inclusion in the Payment Date Report.
Section 5.Payments; Note Balance Increases; Early Maturity; No Series Reserve Account.
(a)Except as otherwise expressly set forth herein, the Paying Agent shall make payments on the Series 2021-SAVF1 Notes on each Interim Payment Date and each Payment Date in accordance with Sections 4.4 and 4.5 of the Base Indenture.
(b)The Note Balance of the Series 2021-SAVF1 Notes shall be increased from time to time on certain Funding Dates in accordance with the terms and provisions of Section 4.3 of the Base Indenture, but not in excess of the related Maximum VFN Principal Balance.
(c)Any payments of principal allocated to the Series 2021-SAVF1 Notes during a Full Amortization Period shall be applied to the Class A-SAVF1 Notes until their VFN Principal Balance has been reduced to zero.
(d)The parties hereto acknowledge that the Series 2021-SAVF1 Notes are financed by NCFA under the Series 2021-SAVF1 Repurchase Agreement, pursuant to which loanDepot sold all its rights, title and interest in the Series 2021-SAVF1 Notes to NCFA. The parties hereto acknowledge that with respect to the Series 2021-SAVF1 Notes, any Action provided by the Base Indenture or this Indenture Supplement to be given or taken by a Noteholder shall be taken by NCFA, as the buyer of the Series 2021-SAVF1 Notes under the Series 2021-SAVF1 Repurchase Agreement. Subject to the foregoing, on the Effective Date the Series 2021-SAVF1 Note No. 2 shall be surrendered for cancellation and the Issuer and the Administrative Agent hereby authorize and direct the Indenture Trustee to register and issue the replacement Series 2021-SAVF1 Note No. 3 in the name of “Nomura Corporate Funding Americas, LLC, solely in its capacity as Administrative Agent on behalf of Nomura Corporate Funding Americas, LLC, as a buyer, and other buyers from time to time, or their registered assigns, under an applicable master repurchase agreement”.
(e)There will be no Series Reserve Account for the Series 2021-SAVF1 Notes.
(f)[Reserved]
(g)     Notwithstanding anything to the contrary herein or in the Base Indenture, absent a cash payment to reduce the VFN Principal Balance, the VFN Principal Balance of the Series 2021-SAVF1 Notes may not be adjusted to reduce the VFN Principal Balance thereof by the Administrator, on behalf of the Issuer, without the written consent of the Administrative Agent (which consent may be provided electronically).
Section 6.Optional Redemption.
The Issuer may, at any time, subject to Section 13.1 of the Base Indenture, upon at least five (5) Business Days’ prior written notice to the Administrative Agent, the Indenture Trustee and the Noteholders of the Series 2021-SAVF1 Notes, redeem in whole or in part (so long as, in the case of any partial redemption, (i) such redemption is funded using the proceeds of the issuance and sale of one or more new Classes of Notes or from any other amount received by the

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Issuer attributable to the Servicing Advance PC pursuant to the PC Repurchase Agreement other than Collections on the MSRs, and (ii) the Series 2021-SAVF1 Notes are redeemed on a pro rata basis based on their related Note Balances), and/or terminate and cause the retirement of the Series 2021-SAVF1 Notes. In anticipation of a redemption of the Series 2021-SAVF1 Notes at the end of their Revolving Period, the Issuer may issue a new Series or one or more Classes of Notes within the ninety (90) day period prior to the end of such Revolving Period and reserve all or a portion of the cash proceeds of the issuance for the sole purpose of paying the principal balance and all accrued and unpaid interest on the Series 2021-SAVF1 Notes, on the last day of their Revolving Period. Any supplement to this Indenture Supplement executed to effect an optional redemption may be entered into without consent of the Noteholders of the Series 2021-SAVF1 Notes or of any other Notes issued under the Base Indenture (but with satisfaction of other requirements for amendments entered into without Noteholder consent). Any Notes issued in replacement for the Series 2021-SAVF1 Notes will have the same rights and privileges as the Class of Series 2021-SAVF1 Notes that were refinanced with the related proceeds thereof; provided, such replacement Notes may have different Stated Maturity Dates and different Note Interest Rates.
Section 7.Determination of Note Interest Rate and Benchmark.
(a)     [***] immediately preceding the related Payment Date, the Administrative Agent will provide to the Calculation Agent the Benchmark for each day of the related Interest Accrual Period for the Series 2021-SAVF1 Notes on the basis of the procedures specified in the definition of Benchmark.
(b)     The Calculation Agent shall calculate the Note Interest Rate for the related Interest Accrual Period and the Interest Payment Amount for the Series 2021-SAVF1 Notes on each Payment Date, and include such amount in the related Payment Date Report.
    (c)     The establishment of the Benchmark by the Administrative Agent and the Calculation Agent’s subsequent calculation of the Note Interest Rate and the Interest Payment Amount on the Series 2021-SAVF1 Notes for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.
Section 8.Conditions Precedent Satisfied.
The Issuer hereby represents and warrants to the Noteholders of the Series 2021-SAVF1 Notes and the Indenture Trustee that, as of the related Issuance Date, each of the conditions precedent set forth in the Base Indenture, including but not limited to those conditions precedent set forth in Section 6.10(b) of the Base Indenture and Article XII thereof, as applicable, to the issuance of the Series 2021-SAVF1 Notes have been satisfied or waived in accordance with the terms thereof.
Section 9.Representations and Warranties.
The Issuer, the Administrator, the Servicer and the Indenture Trustee hereby restate as of the related Issuance Date, or as of such other date as is specifically referenced in the body of such representation and warranty, all of the representations and warranties set forth in Sections 9.1, 10.1 and 11.14, respectively, of the Base Indenture.
The Administrator hereby represents and warrants that it is not in default with respect to any material contract under which a default should reasonably be expected to have a material adverse effect on the ability of the Administrator to perform its duties under this Indenture or any Indenture Supplement, or with respect to any order of any court, administrative agency, arbitrator or governmental body which would have a material adverse effect on the transactions

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contemplated hereunder, and no event has occurred which with notice or lapse of time or both would constitute such a default with respect to any such contract or order of any court, administrative agency, arbitrator or governmental body.
loanDepot hereby represents and warrants that it is not in default with respect to any material contract under which a default should reasonably be expected to have a material adverse effect on the ability of loanDepot to perform its duties under this Indenture Supplement or any Transaction Document to which it is a party, or with respect to any order of any court, administrative agency, arbitrator or governmental body which would have a material adverse effect on the transactions contemplated hereunder, and no event has occurred which with notice or lapse of time or both would constitute such a default with respect to any such contract or order of any court, administrative agency, arbitrator or governmental body.
Section 10.Amendments.
(a)Notwithstanding any provisions to the contrary in Article XII of the Base Indenture but subject to the provisions set forth in Sections 12.1 and 12.3 of the Base Indenture, without the consent of the Noteholders of any Notes but with the consent of the Issuer (evidenced by its execution of such amendment), the Indenture Trustee, the Administrator, the Servicer (solely in the case of any amendment that adversely affects the rights or obligations of the Servicer or adds new obligations or increases existing obligations of the Servicer), and the Administrative Agent, at any time and from time to time, upon delivery of an Issuer Tax Opinion (unless delivery of such Issuer Tax Opinion is waived by the Series Required Noteholders) and upon delivery by the Issuer to the Indenture Trustee of an Officer’s Certificate to the effect that the Issuer reasonably believes that such amendment will not have a material Adverse Effect, may amend any Transaction Document for any of the following purposes: (i) to correct any mistake or typographical error or cure any ambiguity, or to cure, correct or supplement any defective or inconsistent provision herein or in any other Transaction Document; or (ii) to amend any other provision of this Indenture Supplement. For the avoidance of doubt, the consent of the Servicer is not required for (i) the waiver of any Event of Default or (ii) any other modification or amendment to any Event of Default except those related to the actions and omissions of the Servicer. This Indenture Supplement may be otherwise amended or otherwise modified from time to time in a written agreement among [***]% of the Noteholders of the Series 2021-PIAVF1 Notes, the Issuer, the Administrator, the Administrative Agent, the Indenture Trustee and subject to the immediately preceding sentence, the Servicer.
(b)Notwithstanding any provisions to the contrary in Section 6.10 or Article XII of the Base Indenture except for amendments otherwise permitted as described in Sections 12.1 and 12.2 of the Base Indenture and in the immediately preceding paragraph, no supplement, amendment or indenture supplement entered into with respect to the issuance of a new Series of Notes or pursuant to the terms and provisions of Section 12.2 of the Base Indenture may, without the consent of the Series Required Noteholders in respect of the Series 2021 SAVF1 Notes, supplement, amend or revise any term or provision of this Indenture Supplement.
(c)For the avoidance of doubt, the Issuer and the Administrator hereby covenant that the Issuer shall not issue any future Series of Notes without designating an entity to act as “Administrative Agent” under the related Indenture Supplement with respect to such Series of Notes.
(d)Any amendment of this Indenture Supplement which affects the rights, duties, immunities, obligations or liabilities of the Owner Trustee in its capacity as owner trustee under the Trust Agreement shall require the written consent of the Owner Trustee.

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Section 11.Counterparts.
This Indenture Supplement may be executed in any number of counterparts and all of such counterparts shall together constitute one and the same instrument. The parties agree that this Indenture Supplement, any addendum or amendment hereto or any other document necessary for the consummation of the transactions contemplated by this Indenture Supplement may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq, Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999 and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service with appropriate document access tracking, electronic signature tracking and document retention, including DocuSign.
Section 12.Entire Agreement.
This Indenture Supplement, together with the Base Indenture incorporated herein by reference and the related Transaction Documents, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, and fully supersedes any prior or contemporaneous agreements relating to such subject matter.
Section 13.Limited Recourse.
Notwithstanding any other terms of this Indenture Supplement, the Series 2021-SAVF1 Notes, any other Transaction Documents or otherwise, the obligations of the Issuer under the Series 2021-SAVF1 Notes, this Indenture Supplement and each other Transaction Document to which it is a party are limited recourse obligations of the Issuer, payable solely from the Trust Estate, and following realization of the Trust Estate and application of the proceeds thereof in accordance with the terms of this Indenture Supplement, none of the Noteholders of Series 2021-SAVF1 Notes, the Indenture Trustee or any of the other parties to the Transaction Documents shall be entitled to take any further steps to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished and shall not thereafter revive. No recourse shall be had for the payment of any amount owing in respect of the Series 2021-SAVF1 Notes or this Indenture Supplement or for any action or inaction of the Issuer against any officer, director, employee, shareholder, stockholder or incorporator of the Issuer or any of their successors or assigns for any amounts payable under the Series 2021-SAVF1 Notes or this Indenture Supplement. It is understood that the foregoing provisions of this Section 13 shall not (a) prevent recourse to the Trust Estate for the sums due or to become due under any security, instrument or agreement which is part of the Trust Estate or (b) save as specifically provided therein, constitute a waiver, release or discharge of any indebtedness or obligation evidenced by the Series 2021-SAVF1 Notes or secured by this Indenture Supplement. It is further understood that the foregoing provisions of this Section 14 shall not limit the right of any Person to name the Issuer as a party defendant in any proceeding or in the exercise of any other remedy under the Series 2021-SAVF1 Notes or this Indenture Supplement, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced against any such Person or entity.
Section 14.Owner Trustee Limitation of Liability.
It is expressly understood and agreed by the parties hereto that (a) this Indenture Supplement is executed and delivered by WSFS, not individually or personally but solely as trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (b)

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each of the representations, warranties, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, warranties, undertakings and agreements by WSFS but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on WSFS, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) WSFS has made no investigation as to the accuracy or completeness of any representations or warranties made by the Issuer in this Indenture Supplement and (e) under no circumstances shall WSFS be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Indenture Supplement or any other Transaction Documents.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the undersigned have caused this Indenture Supplement to be duly executed by their respective signatories thereunto all as of the day and year first above written.

LOANDEPOT GMSR MASTER TRUST, as Issuer By: Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Owner Trustee
By:/s/ Mary Emily Pagano Name: Mary Emily Pagano Title: Vice President

[loanDepot GMSR Master Trust – A&R Series 2021-SAVF1 Indenture Supplement]
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CITIBANK, N.A., as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary and not in its individual capacity
By:/s/ Valerie Delgado Name:Valerie Delgado Title:Senior Trust Officer

[loanDepot GMSR Master Trust – A&R Series 2021-SAVF1 Indenture Supplement]
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LOANDEPOT.COM, LLC, as Administrator and as Servicer
By:/s/ David Hayes Name:David Hayes Title:CFO

[loanDepot GMSR Master Trust – A&R Series 2021-SAVF1 Indenture Supplement]
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NOMURA CORPORATE FUNDING AMERICAS, LLC, as Administrative Agent
By:/s/ Sanil Patel Name:Sanil Patel Title:Managing Director

[loanDepot GMSR Master Trust – A&R Series 2021-SAVF1 Indenture Supplement]
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SCHEDULE 1

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